Business Combinations - Summary of Changes in Carrying Amount of Accretable Yield on Acquired Loans (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 15, 2014
Business Combination Increase Decrease To Reflect Liabilities Acquired At Fair Value [Abstract]
Acquisition of United	$ 1,480	$ 9,027
Accretion	(13)
Net transfers from non-accretable difference to accretable yield	0
Balance, end of year	$ 1,467